                             JOINT FILER INFORMATION


Name:                                 Farinvest N.V.

Address:                              Keizer Karelweg 474/1181
                                      RL Anstelveen, The Netherlands

Designated Filer:                     Farinvest, Ltd.

Statement for Month/Year:             November 2001

Issuer and Ticker Symbol:             Chicago Bridge & Iron Company N.V.
                                      (NYSE: CBI)

Title of Security:                    Share Capital

Amount of Securities Beneficially
Owned at
End of Month:                         0(1)

Ownership Form:                       Direct

Signature:                            FARINVEST N.V.

                                      By: Issam M. Fares, Its Managing Director

                                      By: /s/ RICHARD E. BLOHM, JR.
                                         --------------------------------------
                                         Name:  Richard E. Blohm, Jr.
                                         Title: Attorney-in-Fact

                             JOINT FILER INFORMATION


Name:                                 WEDGE Engineering B.V.

Address:                              Keizer Karelweg 474/1181
                                      RL Anstelveen, The Netherlands

Designated Filer:                     Farinvest, Ltd.

Statement for Month/Year:             November 2001

Issuer and Ticker Symbol:             Chicago Bridge & Iron Company N.V.
                                      (NYSE: CBI)

Title of Security:                    Share Capital

Amount of Securities Beneficially
Owned at
End of Month:                         4,352,674(1)

Ownership Form:                       Direct

Signature:                            WEDGE ENGINEERING B.V.

                                      By: Minefa Holdings B.V.,
                                          its Managing Director

                                      By: Issam M. Fares, its Managing Director

                                      By: /s/ RICHARD E. BLOHM, JR.
                                         --------------------------------------
                                         Name:  Richard E. Blohm, Jr.
                                         Title: Attorney-in-Fact

                             JOINT FILER INFORMATION


Name:                                 Issam M. Fares

Address:                              Keizer Karelweg 474/1181
                                      RL Anstelveen, The Netherlands

Designated Filer:                     Farinvest, Ltd.

Statement for Month/Year:             November 2001

Issuer and Ticker Symbol:             Chicago Bridge & Iron Company N.V.
                                      (NYSE: CBI)

Title of Security:                    Share Capital

Amount of Securities Beneficially
Owned at
End of Month:                         4,352,674(1)

Ownership Form:                       Indirect by WEDGE Engineering B.V.

Signature:                            ISSAM M. FARES



                                      By: /s/ RICHARD E. BLOHM, JR.
                                         --------------------------------------
                                         Name:  Richard E. Blohm, Jr.
                                         Title: Attorney-in-Fact